UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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LIQTECH INTERNATIONAL, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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LIQTECH INTERNATIONAL, INC.
Industriparken 22C
DK2750 Ballerup, Denmark

July 18, 2012

To our Stockholders:

The Annual Meeting of the Stockholders (the “Meeting”) of LiqTech International, Inc. (the “Company”) will be held at 9:00 a.m., local time on Monday, August 13, 2012, and at any adjournment or adjournments thereof, at the corporate headquarters of the Company at Industriparken 22C, DK2750 Ballerup, Denmark.  Details of the business to be conducted at the Meeting are provided in the enclosed Notice of Annual Meeting of Stockholders and Proxy Statement, which you are urged to read carefully.

On behalf of our Board of Directors, I cordially invite all stockholders to attend the Meeting. It is important that your shares be voted on the matters scheduled to come before the Meeting. Whether or not you plan to attend the Meeting, I urge you to vote your shares.  We encourage you to vote your proxy by mailing in your enclosed proxy card in the enclosed postage paid envelope.  If you attend the Meeting, you may revoke such proxy and vote in person if you wish. Even if you do not attend the Meeting, you may revoke such proxy at any time prior to the Meeting by executing another proxy bearing a later date or providing written notice of such revocation to the Chairman of the Board of Directors of the Company.

Sincerely,

/s/ Lasse Andreassen
Lasse Andreassen
Chief Executive Officer and Director

Important Notice Regarding the Availability of Proxy Materials for the annual meeting of stockholders to be held on August 13, 2012:  In accordance with rules and regulations adopted by the U.S. Securities and Exchange Commission, we are now providing access to our proxy materials, including the Proxy Statement, our Annual Report for the fiscal year ended December 31, 2011 and a form of proxy relating to the Meeting, over the internet. All stockholders of record and beneficial owners will have the ability to access the proxy materials at www.rdgir.com/xbrl/liqtech-international-inc/20120627/liqt_def14A-062712.pdf. These proxy materials are available free of charge.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
OF LIQTECH INTERNATIONAL, INC.

TO BE HELD ON AUGUST 13, 2012

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Meeting”) of LiqTech International, Inc., a Nevada corporation (the “Company”), will be held at 9:00 a.m., local time on Monday, August 13, 2012, and at any adjournment or adjournments thereof, at the corporate headquarters of the Company at Industriparken 22C, DK2750 Ballerup, Denmark for the following purposes:

1.           To elect a slate of nominees consisting of current directors Aldo Petersen, Lasse Andreassen, Paul Burgon, John F. Nemelka, Michael Sonneland and Jens Kampmann to serve as directors of the Company;

2.          To ratify the appointment of Gregory & Associates, LLC as the Company’s independent registered public accountants for the fiscal year ending December 31, 2012; and

3.           To consider and vote upon such other matter(s) as may properly come before the Meeting or any adjournment(s) thereof.

The Company’s Board of Directors recommends that you vote in favor of each proposal above.

Stockholders of record as of the Record Date (June 25, 2012) are entitled to notice of, and to vote at, this Meeting or any adjournment or postponement thereof.

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE VOTE YOUR SHARES, SO THAT A QUORUM WILL BE PRESENT AND A MAXIMUM NUMBER OF SHARES MAY BE VOTED. IT IS IMPORTANT AND IN YOUR INTEREST FOR YOU TO VOTE.  WE ENCOURAGE YOU TO VOTE YOUR PROXY BY MAILING IN YOUR ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE.

Date: July 18, 2012	BY ORDER OF THE BOARD OF DIRECTORS

/s/ Lasse Andreassen
Lasse Andreassen
Chief Executive Officer and Director

PROXY STATEMENT

LIQTECH INTERNATIONAL, INC.
Industriparken 22C
DK2750 Ballerup, Denmark

This Proxy Statement and the accompanying proxy card are being furnished with respect to the solicitation of proxies by the Board of Directors (the “Board”) of LiqTech International, Inc., a Nevada corporation (the “Company” or “LiqTech”) for the Annual Meeting of the Stockholders (the “Meeting”) to be held at 9:00 a.m., local time on Monday, August 13, 2012, and at any adjournment or adjournments thereof, at the corporate headquarters of the Company at Industriparken 22C, DK2750 Ballerup, Denmark.

On August 24, 2011, pursuant to an Agreement and Plan of Merger, dated as of August 23, 2011, by and among LiqTech (formerly known as Blue Moose Media, Inc.), Blue Moose Delaware Merger Sub, Inc., a wholly owned subsidiary of Liqtech ("BMD Sub") and LiqTech USA, Inc., a Delaware corporation (“LiqTech USA”), BMD Sub was merged with and into LiqTech USA (the "Merger") and as a result of the Merger, LiqTech USA became a wholly owned subsidiary of LiqTech.

The approximate date on which this Proxy Statement and form of proxy are intended to be sent or given to the stockholders is July 19, 2012.  These proxy materials are also available free of charge on the internet at www.rdgir.com/xbrl/liqtech-international-inc/20120627/liqt_def14A-062712.pdf.   Stockholders are invited to attend the Meeting to vote on the proposals described in this Proxy Statement.  However, stockholders do not need to attend the Meeting to vote.  Instead, stockholders may simply complete, sign and return the proxy card in the enclosed postage paid envelope.

We will bear the expense of solicitation of proxies for the Meeting, including the printing and mailing of this Proxy Statement. We may request persons, and reimburse them for their expenses with respect thereto, who hold stock in their name or custody or in the names of nominees for others to forward copies of such materials to those persons for whom they hold Common Stock (as defined below) and to request authority for the execution of the proxies. In addition, some of our officers, directors and employees, without additional compensation, may solicit proxies on behalf of the Board personally or by mail, telephone or facsimile.

VOTING SECURITIES, VOTING AND PROXIES

Record Date

Only stockholders of record of the Company’s common stock, $0.001 par value (the “Common Stock”), as of the close of business on June 25, 2012 (the “Record Date”) are entitled to notice and to vote at the Meeting and any adjournment or adjournments thereof.

Voting Stock

As of the Record Date, there were 24,111,500 shares of Common Stock outstanding. Each holder of Common Stock on the Record Date is entitled to one vote for each share then held on the matters to be voted at the Meeting.  No other class of voting securities was then outstanding.

Quorum

The presence at the Meeting of a majority of the issued and outstanding shares of Common Stock as of the Record Date, in person or by proxy, is required for a quorum. Should you submit a proxy, even though you abstain as to the proposal, or you are present in person at the Meeting, your shares shall be counted for the purpose of determining if a quorum is present.

Broker “non-votes” are included for the purposes of determining whether a quorum of shares is present at the Meeting. A broker “non-vote” occurs when a nominee holder, such as a brokerage firm, bank or trust company, holding shares of record for a beneficial owner, does not vote on a particular proposal because the nominee holder does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

Voting

The election of directors requires the approval of a plurality of the votes cast at the Meeting.  Action on all other matters, including, without limitation, the ratification of the appointment of Gregory & Associates, LLC as the Company’s independent registered public accountants for the fiscal year ending December 31, 2012, requires the approval of a majority of votes cast at the Meeting.  For purposes of these proposals, abstentions and broker “non-votes” will have no effect on the outcome.

If you are the beneficial owner, but not the registered holder of our shares of Common Stock, you cannot directly vote those shares at the Meeting. You must provide voting instructions to your nominee holder, such as your brokerage firm or bank.

If you wish to vote in person at the Meeting but you are not the record holder, you must obtain from your record holder a “legal proxy” issued in your name and bring it to the Meeting.

At the Meeting, ballots will be distributed with respect to the proposal to each stockholder (or the stockholder’s proxy if not the management proxy holders) who is present and did not deliver a proxy to the management proxy holders or another person. The ballots shall then be tallied, one vote for each share owned of record, the votes for the election of directors being either “FOR” or “WITHHOLD AUTHORITY” (where stockholders may withhold authority by writing the names of such nominee(s) in a space provided on the ballot) and for the ratification of the appointment of Gregory & Associates, LLC being in three categories: “FOR,” “AGAINST” or “ABSTAIN”.

Proxies

The form of proxy solicited by the Board affords you the ability to specify a choice among approval of, disapproval of, or abstention with respect to, the matters to be acted upon at the Meeting. Shares represented by the proxy will be voted and, where the solicited stockholder indicates a choice with respect to the matter to be acted upon, the shares will be voted as specified. If no choice is given, a properly executed proxy will be voted in favor of the proposal.

Revocability of Proxies

Even if you execute a proxy, you retain the right to revoke it and change your vote by notifying us at any time before your proxy is voted. Such revocation may be affected by execution of a subsequently dated proxy, or by a written notice of revocation, sent to the attention of the Chief Executive Officer of the Company at the address of the corporate headquarters of the Company set forth above in the Notice to this Proxy Statement or your attendance and voting at the Meeting. Unless so revoked, the shares represented by the proxies, if received in time, will be voted in accordance with the directions given therein.

You are requested, regardless of the number of shares you own or your intention to attend the Meeting, to sign the proxy and return it promptly in the enclosed envelope.

Interest of Officers and Directors in Matters to Be Acted Upon

No person who has been a director or executive officer of the Company at any time since the beginning of our fiscal year, and no associate of any of the foregoing persons has any substantial interest, direct or indirect, in any matter to be acted upon.

Dissenters’ Rights of Appraisal

Under the Nevada Revised Statutes and the Company’s Articles of Incorporation, as amended, stockholders are not entitled to any appraisal or similar rights of dissenters with respect to any of the proposals to be acted upon at the Meeting.

PROPOSAL ONE

ELECTION OF DIRECTORS

The Board is currently comprised of six (6) members, and we are recommending the election of those members at the Meeting.  Our Bylaws provide for the authorization of up to eight (8) directors, and the Board has approved the increase of the number of directors to six (6) in accordance with our Bylaws.  Any vacancies in the Board may be exclusively filled by a majority vote of the remaining directors, though less than quorum, or by a sole remaining director.  Each director so elected shall hold office for the balance of the term to which such director is elected.

The Board has recommended for election current directors Aldo Petersen, Lasse Andreassen, Paul Burgon, John F. Nemelka, Michael Sonneland and Jens Kampmann (each, a “Nominee” and collectively, the “Nominees”).  If elected at the Meeting, each director would serve until the next annual meeting of the stockholders and his successor is duly elected and qualified.

Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the Meeting. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the Nominees. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as the Board may propose. Each of the Nominees has agreed to serve if elected, and we have no reason to believe that they will be unable to serve.

The Nominees, their ages and current positions with the Company are as follows:

Name	Age	Title(s)
Aldo Petersen	50	Chairman of the Board
Lasse Andreassen	59	Chief Executive Officer and Director
Paul Burgon	42	Director
John F. Nemelka	46	Director
Michael Sonneland	43	Director
Jens Kampmann	75	Director

A brief biography of each Nominee is set forth below:

Aldo Petersen.  Aldo Petersen has been Chairman of the Board of LiqTech since August 2011. He has been the Chief Executive Officer of APE Invest A/S, a private Danish investment company, since 1996. Until 2006, Mr. Petersen was also the Chief Executive Officer of EuroTrust (formerly known as Telepartner), a former NASDAQ-listed company that he founded in 1986. Prior to EuroTrust, he started and sold one of Denmark’s first hedge funds, Dansk Fromue Invest. Mr. Petersen was a major investor in Greentech, a renewable energy company that builds wind farms in Denmark, Germany, Poland and Italy. He is a private investor in wind farms in Germany and France, and was also a major investor in Football Club Copenhagen (listed on the Copenhagen Stock Exchange). Mr. Petersen has a B.A. degree in Economics from Copenhagen Business School.

Lasse Andreassen.  Mr. Andreassen has served as Chief Executive Officer and as a Director of LiqTech since August 2011.  In 1999, Mr. Andreassen co-founded LiqTech and has served as its CEO since 2002. From 1997 to 2001, Mr. Andreassen held Director positions at Kampsax (a consulting firm). From 1995 to 1997, Mr. Andreassen worked as the Director of Operations for Hydro Texaco Denmark. Previously, he also was Vice President of Danfoss’s system control business and Director of Operations for the Mexican division of Niro Atomizers. Mr. Andreassen has a B.S. degree in Mechanical Engineering from Københavns Teknikum.

Paul Burgon.  Mr. Burgon has served as a Director of LiqTech since September 5, 2011. Mr. Burgon is the interim Chief Financial Officer of SWK Holdings Corporation (OTCBB: SWKH). Mr. Burgon has served as a Principal and CFO of NightWatch Capital Advisors, LLC since March 2005. Mr. Burgon was a Manager and then Director of Corporate Development for Danaher Corporation from 1998 to 2005, where he completed approximately 50 transactions with a value of almost $2 billion. Mr. Burgon led corporate development at Fluke Corporation from 1997 to 1998 and worked at Coopers and Lybrand from 1994 to 1997. Mr. Burgon holds a B.S.BA. degree (cum laude) in Finance and International Business and an M.B.A. degree from the McDonough School of Business at Georgetown University.

John F. Nemelka.  Mr. Nemelka has served as a Director of LiqTech. since September 5, 2011. Mr. Nemelka has been serving as the interim CEO of SWK Holdings Corporation (OTCBB: SWKH) since January 2010 and a director since October 2005. He founded NightWatch Capital Group, LLC, an investment management business, and has served as its managing principal since its formation in July 2001. Since October 2009, Mr. Nemelka has also been serving on the Board of Directors of SANUWAVE Health, Inc. (OTCBB: SNWV). Mr. Nemelka holds a B.S. degree in Business Administration from Brigham Young University and an M.B.A. degree from the Wharton School at the University of Pennsylvania.

Michael Sonneland.  Mr. Sonneland has served as a Director of LiqTech since September 5, 2011. From 1997 until 2011, Mr. Sonneland has been the CEO of Narum Stormarked A/S, a Danish supermarket. From 1995 to 1997, he served as a management consultant for Arthur Andersen. Mr. Sonneland has a B.A. degree in Business Administration and an M.B.A. from the Copenhagen Business School.

Jens Kampmann.  Mr. Kampmann has served as a Director of LiqTech since June 6, 2012.  Mr. Kampmann served as Denmark’s first Minister for the Environment from 1971 to 1973. Later, he also held the cabinet posts of Minister for Transportation and Minister for Taxation.  In 1978, Mr. Kampmann left public service in Denmark to become Director General of the Danish Environmental Protection Agency, where he is still remembered as one of the most significant leaders in the history of the agency.  In 1990, he accepted the position as General Manager of Invest Miljø A/S, a “green” venture capital investment vehicle owned by Denmark’s leading pension funds.  At the same time, Mr. Kampmann also served for 22 years as board member and Chairman of Sund & Bælt, a company responsible for some of the largest public works projects in Danish history.  Mr. Kampmann has served and continues to serve as a board member for numerous Danish companies, including Denmark’s largest energy company, DONG Energy AS, from 2005 through 2012. Mr. Kampmann receieved his MSc degree in Economics from Copenhagen University in 1962.

Involvement in Certain Legal Proceedings

During the past ten (10) years, none of the Nominees has been involved in any legal proceeding that is material to the evaluation of their ability or integrity relating to any of the items set forth under Item 401(f) of Regulation S-K.  None of the Nominees is a party adverse to the Company or any of its subsidiaries in any material proceeding, or has a material interest adverse to the Company or any of its subsidiaries.

Family Relationships

None of the Nominees or the Company’s executive officers is related by blood, marriage or adoption.

THE BOARD RECOMMENDS THAT YOU VOTE
“FOR”
THE ELECTION OF EACH OF ALDO PETERSEN, LASSE ANDREASSEN, PAUL BURGON, JOHN F. NEMELKA, MICHAEL SONNELAND AND JENS KAMPMANN

PROPOSAL TWO

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Audit Committee of the Board has appointed Gregory & Associates, LLC as the Company’s independent registered public accountants for the fiscal year ending December 31, 2012. Services provided to the Company by our independent registered public accountants during the fiscal year ended December 31, 2011 are described under “Audit-Related Matters—Auditor Fees and Services” herein below.

We are asking our stockholders to ratify the selection of Gregory & Associates, LLC as our independent registered public accountants. Although ratification is not required by our Bylaws or otherwise, the Board is submitting the selection of Gregory & Associates, LLC to our stockholders for ratification as a matter of good corporate practice.

The affirmative vote of the holders of a majority of shares represented in person or by proxy and entitled to vote on this item will be required for approval. Abstentions will be counted as represented and entitled to vote and will therefore have the effect of a negative vote.

THE BOARD RECOMMENDS THAT YOU VOTE
“FOR”
THE RATIFICATION OF THE APPOINTMENT OF GREGORY & ASSOCIATES, LLC
AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2012

In the event stockholders do not ratify the appointment, the appointment will be reconsidered by the Audit Committee and the Board. Even if the selection is ratified, the Audit Committee in its discretion may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.

CORPORATE GOVERNANCE

Committees of our Board of Directors

Committee Composition

The Board has an audit committee, a compensation committee, and a governance committee. The following table sets forth the current membership of each of these committees:

Audit Committee	Compensation Committee	Governance Committee
Paul Burgon*	John F. Nemelka*	Aldo Petersen*
Michael Sonneland	Paul Burgon	John F. Nemelka
Michael Sonneland
* Chairman of the committee

Audit Committee

Our audit committee consists of Paul Burgon (Chairman) and Michael Sonneland, each of whom is an independent director as defined in the NYSE Amex rules and the rules of the U.S. Securities and Exchange Commission (the “SEC”). Based upon past employment experience in finance and other business experience requiring accounting knowledge and financial sophistication, our Board has determined that Mr. Burgon is an “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K, and that each member of our audit committee is able to read and understand fundamental financial statements. We have implemented a written charter for our audit committee that provides that our audit committee is responsible for:

●	appointing, compensating, retaining, overseeing and terminating our independent auditors and pre-approving all audit and non-audit services permitted to be performed by the independent auditors;

●	discussing with management and the independent auditors our annual audited financial statements, our internal control over financial reporting, and related matters;

●	reviewing and approving any related party transactions;

●	meeting separately, periodically, with management, the internal auditors and the independent auditors;

●	annually reviewing and reassessing the adequacy of our audit committee charter;

●	such other matters that are specifically delegated to our audit committee by our Board from time to time; and

●	reporting regularly to the Board.

During the fiscal year ended December 31, 2011, the audit committee met one (1) time.

Compensation Committee

Our compensation committee consists of John F. Nemelka (Chairman), Paul Burgon and Michael Sonneland, each of whom is an independent director as defined in the NYSE Amex rules, a “non-employee director” under Rule 16b-3 promulgated under the Exchange Act of 1934 (the “Exchange Act”), and an “outside director” for purposes of Section 162(m) of the Internal Revenue Code.  We have implemented a written charter for our compensation committee that provides that our compensation committee is responsible for:

●	reviewing and making recommendations to our Board Directors regarding our compensation policies and forms of compensation provided to our directors and officers;

●	reviewing and making recommendations to our Board regarding bonuses for our officers and other employees;

●	reviewing and making recommendations to our Board regarding stock-based compensation for our directors and officers;

●	administering our stock option plans in accordance with the terms thereof; and

●	such other matters that are specifically delegated to the compensation committee by our Board after the business combination from time to time.

During the fiscal year ended December 31, 2011, the compensation committee did not meet. The options issued during the year were granted by the Board since the compensation committee was not officially formed yet at that time.

Governance Committee

Our governance committee consists of Aldo Petersen (Chairman) and John F. Nemelka. Mr. Nemelka is an independent director as defined in the NYSE Amex rules. We have implemented a written charter for our governance committee that provides that our governance committee is responsible for:

●	overseeing the process by which individuals may be nominated to our Board;

●	identifying potential directors and making recommendations as to the size, functions and composition of our Board and its committees;

●	considering nominees proposed by our stockholders;

●	establishing and periodically assessing the criteria for the selection of potential directors;

●	making recommendations to the Board on new candidates for Board membership; and

●	overseeing corporate governance matters.

In making nominations, the governance committee intends to submit candidates who have high personal and professional integrity, who have demonstrated exceptional ability and judgment and who are effective, in conjunction with the other nominees to the Board, in collectively serving the long-term interests of the stockholders. In evaluating nominees, the governance committee intends to take into consideration attributes such as leadership, independence, interpersonal skills, financial acumen, business experiences, industry knowledge, and diversity of viewpoints.

During the fiscal year ended December 31, 2011, the governance committee did not meet.

Director Independence

The Board has determined that Messrs. Burgon, Nemelka, Sonneland and Kampmann are independent as that term is defined in the listing standards of the NYSE Amex. In making these determinations, our Board has concluded that none of our independent directors has an employment, business, family or other relationship which, in the opinion of our Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Our other directors, Messrs. Andreassen and Peterson, are not considered independent under these rules because Mr. Andreassen serves as an executive officer and Mr. Peterson has influence as a significant stockholder. We expect that our independent directors will meet in executive session (without the participation of executive officers or other non-independent directors) at least two times each year.

Board Leadership Structure and Risk Oversight

The following is a brief description of the specific experience and qualifications, attributes or skills of each director that led to the conclusion that such person should serve as a director of the Company.

Mr. Petersen’s knowledge regarding our history and operations provides a critical link between management and the Board, enabling the Board to provide its oversight function with the benefit of management’s perspective of the business.

Mr. Andreassen’s knowledge regarding our operations and the markets in which we compete provides a critical link between management and the Board, enabling the Board to provide its oversight function with the benefit of management’s perspective of the business.

Mr. Burgon’s hands-on experience in public company corporate governance and corporate finance provides the Board with a unique perspective on corporate governance matters and corporate finance matters. Given his financial experience, Mr. Burgon has been determined by our Board to be an Audit Committee Financial Expert.

Mr. Nemelka’s experience is investment management and his hands-on experience in public company corporate governance provides the Board with the perspective of an active investor with a critical understanding of the capital raising markets and corporate governance matters.

Mr. Sonneland’s experience as a corporate executive and management consultant for Arthur Andersen, which at that time was one of the “Big Five” accounting firms providing auditing, tax, and consulting services to large corporations, and his educational background in business administration provides the Board with valuable management and leadership skills and an understanding of corporate governance matters.

Mr. Kampmann provides unique public service leadership experience to the Board having served as Denmark’s first Minister for the Environment from 1971 to 1973 and having held cabinet posts of Minister for Transportation and Minister for Taxation. Mr. Kampman also has extensive experience serving on the boards of numerous Danish companies, including Denmark’s largest energy company, DONG Energy AS, and for serving 22 years as a board member of Sund & Bælt, a company responsible for some of the largest public works projects in Danish history.  Mr. Kampmann also brings extensive managerial experience having served as Director General of the Danish Environmental Protection Agency and as General Manager of Invest Miljø A/S, a “green” venture capital investment vehicle owned by Denmark’s leading pension funds.  Mr. Kampmann also has an educational background in economics having earned his MSc degree in Economics from Copenhagen University in 1962.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Exchange Act requires an issuer’s officers and directors, and persons who own more than ten percent (10%) of a registered class of a company’s equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors, and greater than ten percent (10%) stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

To our knowledge, based solely on a review of the copies of such reports furnished to us, we believe that all reports under Section 16(a) required to be filed by its officers and directors and greater than ten percent (10%) beneficial owners were timely filed, with the exception of Jens Kampmann’s initial Form 3, which the Company anticipates will be filed in the near future.

Code of Ethics

Effective January 1, 2012, the Board adopted a Code of Business Conduct and Ethics with the purpose of assuring that all employees and officers of the Company and its subsidiaries understand and adhere to high ethical standards of conduct.  A copy of the Code of Business Conduct and Ethics is attached as Exhibit 14.1 to our Quarterly Report on Form 10-Q for the three months ended March 31, 2012.

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

Our compensation committee consists of John F. Nemelka (Chair), Paul Burgon and Michael Sonneland, each of whom is an independent director as defined in the NYSE Amex rules, a “non-employee director” under Rule 16b-3 promulgated under the Exchange Act, and an “outside director” for purposes of Section 162(m) of the Code.  None of the members of the Compensation Committee was or is an officer or employee of the Company.  No member of the Compensation Committee has had any relationship with us requiring disclosure under Item 404 of Regulation S-K.  None of our executive officers serves on the board of directors or compensation committee of a company that has an executive officer that serves on our Board or compensation committee.

Retirement, Post-Termination and Change in Control

We have no retirement, pension, or profit-sharing programs for the benefit of directors, officers or other employees, nor do we have post-termination or change in control arrangements with directors, officers or other employees, but our Board may recommend adoption of one or more such programs in the future.

EXECUTIVE OFFICERS

General

Certain information concerning our executive officers as of the date of this Proxy Statement is set forth below. Each officer of the Company shall be elected by the Board, may be classified by the Board as an executive officer or a non-executive officer (or as a non-officer) at any time, and shall serve at the pleasure of the Board. None of our executive officers or directors is related by blood, marriage or adoption.

Name	Age	Titles
Lasse Andreassen	59	Chief Executive Officer (Principal Executive Officer) and Director
Soren Degn	43	Chief Financial Officer (Principal Financial and Accounting Officer)
Donald S. Debelak	62	Head of U.S. Operations

Mr. Andreassen’s business experience may be found in Proposal One herein above.  A brief biography of Messrs. Degn and Debelak is set forth below:

Soren Degn.  Mr. Degn has served as CFO of LiqTech International, Inc. since August 2011. From 2008 until 2011, he was the CFO of Guava, a publicly listed internet advertising company. From 2007 to 2008, Mr. Degn served as CFO of Advance Renewable Energy Ltd. From 2001 to 2006, he was the CFO of EuroTrust (a NASDAQ/AIM listed Company, formerly known as Telepartner). From 1996 to 2001, he was the financial controller at Kampsax (a consulting company). From 1989 to 1996, he worked at KPMG in Denmark. Mr. Degn has a B.A. degree in Business Administration and an M.B.A. from the Copenhagen Business School.

Donald S. Debelak.  Mr. Debelak has served as Head of LiqTech International, Inc.’s U.S. Operations since 2005.  In 2004, Mr. Debelak started working for the Company as the exclusive North American Representative and became President when the Company started its U.S. manufacturing facility in late 2005. Prior to working with LiqTech, from 2000 to 2004, Mr. Debelak was Director of Marketing and Business Development for Chart Industries’ NexGen Fueling Division, which provides clean burning liquid natural gas (LNG) vehicle tanks and fueling stations primarily to Arizona and California customers. Previous positions include Director of Marketing and Sales for Magnetic Processing Systems, a metal working start-up company, and Marketing Director for Philtech Instrument Company and Director of Product Management for Syntex Dental Products. Mr. Debelak is also the author of 15 business books, primarily related to new product introductions and marketing, published by McGraw Hill, Entrepreneur Media, John Wiley and Sons and Adams Media. Mr. Debelak has a B.A. degree in Chemistry from the University of Minnesota and an M.B.A. from Rutgers University.

Involvement in Certain Legal Proceedings

During the past ten (10) years, none of our officers has been involved in any legal proceeding that is material to the evaluation of their ability or integrity relating to any of the items set forth under Item 401(f) of Regulation S-K.  None of the officers is a party adverse to the Company or any of its subsidiaries in any material proceeding, or has a material interest adverse to the Company or any of its subsidiaries.

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

Executive Compensation

The following table sets forth certain information with respect to compensation for the years ended December 31, 2011 and 2010 earned by or paid to our chief executive officer and our most highly compensated executive officer in 2011 whose total compensation exceeded $100,000 (the “named executive officers”). Although Soren Degn, our Chief Financial Officer, is included in the disclosure below, he was not a named executive officer in fiscal year 2011 because he received less than $100,000 in total compensation during 2011. Furthermore, Jens Kjær, the former CEO of Cometas A/S (now known as LiqTech International A/S), a Danish limited company organized under the Danish Act on Limited Companies of the Kingdom of Denmark, is not a named executive officer for 2011 because he was not an executive officer at the end of fiscal year 2011.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	Stock Awards ($)	Option Awards ($)(2)	Nonequity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	Other		Total ($)
Lasse Andreassen,	2011	$104,428	—	—	$3,139	—	—	$7,832	(4)	$115,399
Chief Executive Officer (3)	2010	147,438	—	—	—	—	—	—		147,438
	2009	166,034	—	—	—	—	—	—		166,034

Donald S. Debelak,	2011	162,000	—	—	2,485	—	—	—		164,485
Head of U.S. Operations	2010	162,000	—	—	—	—	—	—		162,000
	2009	144,000	—	—	—	—	—	—		144,000

Soren Degn,	2011	64,397	—	—	2,616	—	—	—		67,013
Chief Financial Officer (5)	2010	—	—	—	—	—	—	—		—
	2009	—	—	—	—	—	—	—		—

Jens Husted Kjær,	2011	45,027	—	—	—	—	—	—		45,027
CEO of Cometas (6)	2010	166,568	—	—	—	—	—	—		166,568
	2009	173,516	—	—	—	—	—	—		173,516

(1)
Total salaries for Messrs. Andreassen and Kjær for 2009 and 2010 are reported on an as-converted basis from Danish Krone (DKK) to U.S. dollars ($) based on the currency exchange rate of $1.00 = DKK 5.6133, as of December 31, 2010. Total salaries for Messrs. Andreassen, Degn and Kjær for 2011 are reported on an as-converted basis from Danish Krone (DKK) to U.S. dollars ($) based on the currency exchange rate of $1.00 = DKK 5.7456, as of December 31, 2011. We do not make any representation that the Danish Krone amounts could have been, or could be, converted into U.S. dollars at such rate on December 30, 2010 or December 31, 2011, or at any other rate.

(2)
These amounts represent the aggregate grant date fair value for stock awards granted in fiscal year 2011, computed in accordance with FASB ASC Topic 718. See notes to consolidated financial statements contained elsewhere in this report for further information on the assumptions used to value stock options. On August 24, 2011, Messrs. Andreassen, Debelak and Degn were granted stock options to purchase 180,000, 142,500 and 150,000 shares of common stock, respectively, at $3.00 per share. On August 24, 2011, Messrs. Andreassen, Debelak, and Degn were granted stock options to purchase 60,000, 47,500 and 50,000 shares of common stock, respectively, at $1.50 per share. The vesting schedule of such options is as follows: one-third of the options vested immediately, one third of such options vest on September 1, 2012 and one third of such options vest on September 1, 2013. All of these options will expire on February 28, 2015.

(3)
For the years ended December 31, 2011, 2010 and 2009, Mr. Andreassen was entitled to an annual base salary of approximately $182,749, $178,000 and $178,000, respectively. From January 2011 until October 2011, Mr. Andreassen was entitled to an annual base salary of DKK 1,000,000. From October 2011 until December 2011, Mr. Andreassen was entitled to an annual base salary of DKK 1,200,000.

(4)	Pursuant to Mr. Andreassen’s employment agreement, Mr. Andreassen received $7,832 of contributions from the Company to his individual retirement account in 2011.
(5)
Mr. Degn became our chief financial officer in August 2011. Pursuant to his employment agreement, Mr. Degn is entitled to an annual base salary of approximately $177,527. Mr. Degn was not an executive officer of the Company in fiscal year 2010 or 2009.

(6)	Resigned from his position in April 2011.

Employment Arrangements

We have employment agreements with Messrs. Andreassen, Debelak and Degn.

Effective upon the closing of the Merger, we entered into a new employment agreement with Lasse Andreassen for his continued employment as our chief executive officer. Under the agreement, Mr. Andreassen will (i) through January 2013, earn a base annual salary of approximately DKK 1,200,000 (or approximately $208,856 based on the currency exchange rate of $1 = DKK 5.7456 as of December 31, 2011); (ii) be entitled to an annual bonus of three year options exercisable for the number of shares of our common stock determined by multiplying earnings before interest expense and taxes (EBIT) by a factor of 0.25 and dividing the resulting product by the average price per share of our common stock during the 10 days before the publication of our results of operations for the last completed fiscal year; (iii) be entitled to monthly contributions from us into his retirement plan of an amount equal to 10% of his monthly salary; (iv) be entitled to participate in all of our employee benefit programs available to management executives, including health and long-term disability insurance; (v) upon termination by us for any reason other than for “Cause,” as defined in his employment agreement, be entitled to a severance payment equal to 36 months of his salary; and (vi) provide us with 24 months prior notice upon his voluntary termination of employment.

Mr. Andreassen’s previous employment agreement was terminated in October 2011. Under that agreement, Mr. Andreassen’s annual compensation included an annual base salary of approximately DKK 1,000,000 (or approximately $178,148 based on the currency exchange rate of $1.00 = DKK 5.6133 as of December 31, 2010) plus an annual bonus in an amount equal to 10% of our annual net profit. In addition, upon termination of his employment (i) by us for any reason, other than for Cause, be was entitled to a severance payment equal to 24 months of his salary; and (ii) by him voluntarily, he was required to provide us with 12 months prior notice.

The employment agreement with Mr. Debelak was entered into on, and became effective as of, November 16, 2005. Mr. Debelak’s employment agreement was amended on December 15, 2011, effective as of November 16, 2011. The term of the employment agreement ends on November 1, 2014 due to the exercise of an extension option. Mr. Debelak’s annual compensation includes an annual base salary of $162,000. Mr. Debelek is entitled to receive annually the number of options equal to 0.15 multiplied by our EBIT, divided by our average share price during the ten days prior to the publication of our financial results. One-third of the options will vest immediately, one-third of such options may be exercised after 12 months of the grant and one-third of such options may be exercised after 24 months of the grant. He is also entitled to participate in all of our employee benefit programs available to management executives, including health and long-term disability insurance. We may terminate Mr. Debelak’s employment as a result of a “Permanent Disability,” “for Cause,” or “without Cause,” as defined in his employment agreement. Mr. Debelak may be terminated without Cause only upon 12 months’ prior written notice by us, and he may not resign from his position unless he provides us with six months’ prior written notice. Upon termination of his employment without Cause, Mr. Debelak will be entitled to his annual compensation and continuation of his health insurance coverage for a period of 12 weeks after the termination date in return for a Release of Claims. In addition, Mr. Debelak has agreed not to solicit our customers or compete with us for a period of two (2) years from the date of termination.

Effective upon the closing of the Merger, we entered into an employment agreement with Soren Degn for his employment as our Finance Director/CFO. Under the agreement, Mr. Degn will (i) through January 2013, earn a base annual salary of approximately DKK 1,020,000 (or approximately $177,527 based on the currency exchange rate of $1 = DKK 5.7456 as of December 31, 2011); (ii) be entitled to an annual bonus of three year options exercisable for the number of shares of our common stock determined by multiplying earnings before interest expense and taxes (EBIT) by a factor of 0.15 and dividing the resulting product by the average price per share of our common stock during the 10 days before the publication of our results of operations for the last completed fiscal year; (iii) be entitled to monthly contributions from us into his retirement plan of an amount equal to 10% of his monthly salary; (iv) be entitled to participate in all of our employee benefit programs available to management executives, including health and long-term disability insurance; (v) upon termination by us for any reason other than for “Cause,” as defined in his employment agreement, be entitled to a severance payment equal to 24 months of his salary; and (vi) provide us with 12 months prior notice upon his voluntary termination of employment.

Outstanding Equity Awards at Last Fiscal Year End

The following table sets forth all outstanding equity awards held by our named executive officers as of December 31, 2011. In addition, although Soren Degn, our Chief Financial Officer, was not a named executive officer in fiscal year 2011, we have included him in the table below.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Exercisable (1)	Number of Securities Underlying Unexercised Unexercisable	Equity Incentive Plan Awards: No. of Securities Underlying Unexercised Unearned Options (1)	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights That Have Not Vested
Lasse Andreassen	180,000	—	120,000	$3.00	02/28/15	—	—	—	—
	60,000	—	40,000	$1.50	02/28/15	—	—	—	—
Donald S. Debelak	142,500	—	95,000	$3.00	02/28/15	—	—	—	—
	47,500	—	31,667	$1.50	02/28/15	—	—	—	—
Soren Degn	150,000	—	100,000	$3.00	02/28/15	—	—	—	—
	50,000	—	33,334	$1.50	02/28/15	—	—	—	—

Compensation of Directors

In order to attract and retain qualified independent directors, in November 2011 we adopted a compensation plan for non-employee directors.  Such plan includes cash as well as equity-based compensation. As part of this compensation plan, annually each independent director is to receive $10,000, and the Chairman of the audit committee shall receive $20,000. In addition, on December 16, 2011, each independent director received 20,000 options with one-third to vest immediately, one-third to vest on September 1, 2012 and one-third to vest on September 1, 2013. The options also include a three-year expiration period.

The following table provides information regarding compensation that was earned or paid to the individuals who served as non-employee directors during the year ended December 31, 2011. Except as set forth in the table, during fiscal 2011, directors did not earn nor receive cash compensation or compensation in the form of stock awards, option awards or any other form.

Name	Fees earned or paid in cash (1)	Stock awards	Option awards (2)(3)	Non-equity incentive plan compensation	Non-qualified deferred compensation earnings	All other compensation	Total
John Nemelka	$4,167	—	$6,407	—	—	—	$10,574
Michael Sonneland	4,167	—	6,407	—	—	—	10,574
Paul Burgon	8,333	—	6,407	—	—	—	14,740

(1)
Of the stock options granted on August 24, 2011, one-third of the options vested immediately, one third of such options vest on September 1, 2012 and one third of such options vest on September 1, 2013. Messrs. Nemelka, Sonneland and Burgon joined the Board in August 2011. Although our independent directors are entitled to cash compensation of $10,000 per year and the chairman of our audit committee is entitled to $20,000 per year, the actual cash amounts paid to such directors in fiscal 2011 reflect the fact that such annual compensation was pro rated for the number of months of service actually provided to us.

(2)
These amounts represent the aggregate grant date fair value for stock awards granted in fiscal 2011, computed in accordance with FASB ASC Topic 718. As such, these amounts do not correspond to the compensation actually realized by each director for the period. See notes to our consolidated financial statements contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2012 for further information on the assumptions used to value stock options.

(3)
There were a total of 60,000 stock options granted to non-employee directors outstanding at December 31, 2011 with an aggregate grant date fair value of approximately $19,221. The options vest in three equal annual installments on December 16, 2011, September 1, 2012 and September 1, 2013.

Our Bylaws which were adopted effective January 1, 2012 state that the Board may pay to directors a fixed sum for attendance at each meeting of the Board or of a standing or special committee, a stated retainer for services as a director, a stated fee for serving as a chair of a standing or special committee and such other compensation, including benefits, as the Board or any standing committee thereof shall determine from time to time.  Additionally, the directors may be paid their expenses of attendance at each meeting of the Board or of a standing or special committee.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with Related Persons

In the year ended December 31, 2009, we had a note payable in the principal amount of DKK 1,586,200, accruing interest at a rate of 6% per annum, to an entity that was a significant stockholder of our subsidiary LiqTech A/S, a Danish limited company, organized under the Danish Act on Limited Companies of the Kingdom of Denmark (“LiqTech Denmark”) and that was controlled by a person related to one of our officers. This note payable was fully paid and satisfied on July 15, 2010. Pan Management ApS owned at that time 19.23% of the shares in LiqTech Denmark. The owner of Pan Management ApS was Poul Andreassen, who was the father of Lasse Andreassen, our chief executive officer and a director. Interest paid in 2009 was DKK 76,336 and interest paid in 2010 was DKK 6,164.

In the year ended December 31, 2010, our subsidiary LiqTech NA, Inc., a Delaware corporation (“LiqTech Delaware”) had a note receivable of $80,000 from Donald S. Debelak, an officer of the Company, bearing interest at 4%. The note was secured by the officer’s Common Stock and was due on demand. The note was paid in full as of December 31, 2011. Interest income of $1,600 and $3,200 was recorded and received for the year ended December 31, 2011 and 2010, respectively.

The Company had a DKK 19,500,000 (approximately $3,765,351) note receivable, net of a discount of $65,718 as of December 31, 2011, from David Nemelka, a significant shareholder and a relative of one of our directors, resulting from the purchase of Common Stock and classified as equity in the accompanying financial statements. The note was discounted $120,600 as the note does not accrue interest and is payable on June 30, 2012. During the year ended December 31, 2011 the Company recorded interest income of $54,882 as a result of amortization of the discount.  This note receivable was fully paid off on June 25, 2012.

We recorded a $1,500,000 note receivable from the sale of common shares with $52,912 remaining outstanding as of September 30, 2011. The $52,912 was collected in October 2011.

As of December 31, 2011, the Company had a DKK 19,500,000 (approximately $3,765,351) note payable, net of a discount of $65,718, to current and former stockholders of LiqTech Denmark in connection with LiqTech Denmark's reverse acquisition of our subsidiary LiqTech USA, Inc., a Delaware corporation, concurrently with the Merger.  The note was discounted $120,600 as the note does not accrue interest and is payable on June 30, 2012.  During the year ended December 31, 2011, our recorded interest expense was $54,822 as a result of amortization of the discount.  El Salto ApS, controlled by Lasse Andreassen, had a receivable of DKK 13,000,000 ($2,262,601), APE Invest ApS, controlled by Aldo Petersen, had a receivable of DKK 1,900,000 ($330,688), LaksyaVentures, Inc., controlled by Neil Persh, had a receivable of DKK 1,900,000 ($330,688) and SHD Invest ApS, controlled by Soren Degn, had a receivable of DKK 492,000 ($85,631).  This note payable was fully paid off on June 25, 2012.

Policies and Procedures for Related Party Transactions

Any request for us to enter into a transaction with an executive officer, director, principal stockholder, or any of such persons’ immediate family members or affiliates, in which the amount involved exceeds $120,000 must first be presented to our audit committee for review, consideration and approval. All of our directors, executive officers and employees will be required to report to our audit committee any such related party transaction. In approving or rejecting the proposed agreement, our audit committee will consider the relevant facts and circumstances available and deemed relevant to the audit committee, including, but not limited to, the risks, costs and benefits to us, the terms of the transaction, the availability of other sources for comparable services or products, and, if applicable, the impact on a director’s independence. Our audit committee will approve only those agreements that, in light of known circumstances, are in, or are not inconsistent with, our best interests, as our audit committee determines in the good faith exercise of its discretion.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of June 25, 2012, certain information regarding the beneficial ownership of our Common Stock, the only class of capital stock we have currently outstanding, of (i) each director and ”named executive officers” (as defined in the section titled “Executive Compensation — Summary Compensation Table”) individually, (ii) our chief financial officer, (iii) all directors and executive officers as a group, and (iv) each person known to us who is known to be the beneficial owner of more than 5% of our common stock. In accordance with the rules of the SEC, “beneficial ownership” includes voting or investment power with respect to securities. To our knowledge, except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

Name of Beneficial Owner(1)	Shares of Common Stock Beneficially Owned (2)	Percentage of Common Stock Beneficially Owned (3)
Officers and Directors:
Lasse Andreassen (4)	2,492,000	10.3%
Donald S. Debelak (5)	463,333	1.9%
Soren Degn (6)	384,667	1.6%
Aldo Petersen (7)	5,713,541	22%
Paul Burgon (8)	14,167	*
John F. Nemelka (9)	108,667	*
Michael Sonneland (10)	525,906	2.2%
Jens Kampmann	-	-
All executive officers and directors as a group (7 persons) (11)	10,977,281	42.9%
5% Shareholders:
LaksyaVentures, Inc. (12)	3,199,792	13.3%
David Nemelka (13)	3,440,417	13.7%

*	Less than one percent.

(1)	Unless otherwise indicated, the address for each person listed above is: c/o LiqTech, Grusbakken 12, DK-2820 Gentofte, Denmark.

(2)
Under the rules and regulations of the SEC, beneficial ownership includes (i) shares actually owned, (ii) shares underlying options and warrants that are currently exercisable and (iii) shares underlying options and warrants that are exercisable within 60 days of June 25, 2012. All shares beneficially owned by a particular person under clauses (ii) and (iii) of the previous sentence are deemed to be outstanding for the purpose of computing the percentage ownership of that person but are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

(3)	Based on 24,111,500 shares issued and outstanding as of June 25, 2012.

(4)
2,412,000 of these shares are owned by El Salto ApS, a Danish entity. The voting and disposition of the shares owned by El Salto is controlled by Mr. Andreassen. Includes 240,000 stock options, of which 60,000 stock options have an exercise price of $1.50 per share and vest in three equal annual installments on August 24, 2011, September 1, 2012 and September 1, 2013, and 180,000 stock options have an exercise price of $3.00 and vest in three equal annual installments on August 24, 2011, September 1, 2012 and September 1, 2013.

(5)
Includes 190,000 stock options, of which 47,500 stock options have an exercise price of $1.50 per share and vest in three equal annual installments on August 24, 2011, September 1, 2012 and September 1, 2013, and 142,500 stock options have an exercise price of $3.00 and vest in three equal annual installments on August 24, 2011, September 1, 2012 and September 1, 2013.

(6)
Includes 205,000 shares and 113,000 shares owned by SHD Invest ApS and LHD Invest ApS, respectively, each of which is a Danish entity. The voting and disposition of the shares owned by SHD Invest ApS and LHD Invest ApS are controlled by Mr. Degn. Also includes 200,000 stock options. 50,000 stock options have an exercise price of $1.50 and vest in three equal annual installments on August 24, 2011, September 1, 2012 and September 1, 2013. 150,000 stock options have an exercise price of $3.00 and vest in three equal annual installments on August 24, 2011, September 1, 2012 and September 1, 2013.

(7)
Includes (i) 4,438,541 shares owned by APE Invest A/S, a Danish entity controlled by Mr. Petersen, of which 900,000 shares underlie a 5-year warrant immediately exercisable at an exercise price of $1.50 per share; and (ii) 1,275,000 shares owned by four entities controlled by Mr. Petersen’s spouse of which 1,000,000 shares underlie a 5-year warrant immediately exercisable at an exercise price of $1.50 per share. Mr. Petersen disclaims beneficial ownership of the 1,275,000 shares owned by the four entities controlled by Mr. Petersen’s spouse.

(8)	Includes 20,000 stock options at an exercise price of $3.60. The options vest in three equal annual installments on December 16, 2011, September 1, 2012 and September 1, 2013.

(9)	Includes 20,000 stock options at an exercise price of $3.60. The options vest in three equal annual installments on December 16, 2011, September 1, 2012 and September 1, 2013.

(10)
519,239 of these shares are owned by NSMSO Holding ApS, a Danish entity. The voting and disposition of the shares owned by NSMSO are controlled by Mr. Sonneland. Includes 20,000 stock options at an exercise price of $3.60. The options vest in three equal annual installments on December 16, 2011, September 1, 2012 and September 1, 2013.

(11)	Includes five-year warrants immediately exercisable for an aggregate of 1,900,000 shares at an exercise price of $1.50 per share.

(12)
Includes five-year warrants immediately exercisable for an aggregate of 1,900,000 shares at an exercise price of $1.50 per share. The voting and disposition of the shares owned by Laksya Ventures is controlled by Neil Persh.

(13)	Includes five-year warrants immediately exercisable for an aggregate of 960,000 shares at an exercise price of $1.50 per share.

We know of no arrangements, including pledges, by or among any of the forgoing persons, the operation of which could result in a change of control of us.

AUDIT-RELATED MATTERS – AUDITOR FEES AND SERVICES

Our current independent registered public accountant is Gregory & Associates, LLC.  The Company’s predecessor prior to the Merger, Blue Moose Media, Inc. (“Blue Moose”), historically retained Pritchett, Siler & Hardy, P.C. (“PSH”) as its principal accountant.  In connection with the closing of the Merger on August 24, 2011, we terminated PSH and retained Gregory & Associates, LLC as our principal accountant.  The Board approved the change.

PSH’s reports on the financial statements for the years ended December 31, 2010 and 2009 included in the Annual Report on Form 10-K for the year ended December 31, 2010 as filed with the SEC did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles except that their reports included disclosure of uncertainty regarding Blue Moose’s ability to continue as a going concern.

From inception through August 24, 2011, Blue Moose had no disagreements with PSH on matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. Blue Moose had not consulted with Gregory & Associates, LLC on any matter prior to the Merger.

We have authorized PSH to respond fully to the inquiries of Gregory & Associates, LLC concerning any matters discussed above.  We have provided PSH with a copy of the above statements.  We have requested that PSH furnish us with a letter addressed to the SEC stating whether PSH agrees with the above statements and, if not, stating the respects in which it does not agree.  A copy of such letter from PSH is filed as an exhibit to its Current Report on Form 8-K as filed with the SEC on August 25, 2011.

Audit and Audit-Related Fees

The aggregate fees billed or expected to be billed by our independent auditors for the audit of our annual consolidated financial statements for the year ended December 31, 2011 and for the review of our quarterly financial statements during 2011was $103,394. Our auditors did not provide any tax compliance or planning services or any services other than those described above. The aggregate fees billed by our principal auditors for the audit of our annual consolidated financial statements for the year ended December 31, 2010 was $67,320. Our auditors did not provide any tax compliance or planning services or any services other than those described above.

Audit Committee Pre-approval

The policy of the Audit Committee is to pre-approve all audit and non-audit services provided by the independent accountants. These services may include audit services, audit-related services, tax fees, and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services. The Audit Committee has delegated pre-approval authority to certain committee members when expedition of services is necessary. The independent accountants and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent accountants in accordance with this pre-approval delegation, and the fees for the services performed to date. All of the services described above in this Item 14 were approved in advance by the Audit Committee during the fiscal year ended December 31, 2011.

OTHER MATTERS

Delivery of Documents to Stockholders Sharing an Address

Only one Proxy Statement is being delivered to two (2) or more security holders who share an address, unless the Company has received contrary instruction from one or more of the security holders. The Company will promptly deliver, upon written or oral request, a separate copy of the Proxy Statement to a security holder at a shared address to which a single copy of the document was delivered. If you would like to request additional copies of the Proxy Statement, or if in the future you would like to receive multiple copies of information or proxy statements, or annual reports, or, if you are currently receiving multiple copies of these documents and would, in the future, like to receive only a single copy, please so instruct the Company, by writing to us at Industriparken 22C, DK2750 Ballerup, Denmark.

Submission of Stockholder Proposals

If you wish to have a proposal included in our proxy statement and form of proxy for next year’s annual meeting in accordance with Rule 14a-8 under the Exchange Act, your proposal must be received by us at our principal executive offices on or before February 28, 2013.  A proposal which is received after that date or which otherwise fails to meet the requirements for stockholder proposals established by the SEC will not be included. The submission of a stockholder proposal does not guarantee that it will be included in the proxy statement.

At any meeting of the stockholders, only such business shall be conducted as shall have been brought before the meeting (y) by or at the direction of the Board or (z) by any stockholder of the Company who is a stockholder of record at the time of giving of the notice provided for in Section 1.11(b) of the Bylaws, who shall be entitled to vote at such meeting and who complies with the notice procedures set forth in Section 1.11(b) of the Bylaws.

For business to be properly brought before a stockholder meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Company.  To be timely, a stockholder’s notice shall be delivered to or mailed and received at the principal executive offices of the Company not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year’s annual meeting of stockholders (i.e., August 13, 2013); provided, however, that in the event that the date of the annual meeting is advanced more than 30 days prior to such anniversary date or delayed more than 60 days after such anniversary date then to be timely such notice must be received by the Company no later than the later of 70 days prior to the date of the meeting or the 10th day following the day on which public announcement of the date of the meeting was made.  With respect to special meetings of stockholders, such notice must be delivered to the Secretary not more than 90 days prior to such meeting and not later than the later of (y) 60 days prior to such meeting or (z) 10 days following the date on which public announcement of the date of such meeting is first made by the Company.  A stockholder’s notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the meeting:

(i)           the information required to be disclosed in solicitations of proxies with respect to the matter pursuant to Regulation 14A of the Exchange Act;

(ii)           a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting;

(iii)           the name and address, as they appear on the Company’s books, of the stockholder proposing such business and any Stockholder Associated Person covered by clauses (iv) and (v) below;

(iv)           (A)  the class and number of shares of the Company which are, directly or indirectly, held of record or are beneficially owned by such stockholder or by any Stockholder Associated Person, (B) any Derivative Positions held or beneficially held by the stockholder or any Stockholder Associated Person, (C) any rights to dividends of the Company that are separable from the underlying shares of the Company held by the stockholder or any Stockholder Associated Person, (D) any proportionate interest in the Company’s securities held by a partnership in which the stockholder or any Stockholder Associated Person is a general partner, either directly or indirectly, (E) any performance-related fees that such stockholder or any Stockholder Associated Person is entitled to based on any increase or decrease in the value of the Company’s securities, and (F) whether and the extent to which any hedging (including any short-interest positions) or other transaction or series of transactions have been entered into by or on behalf of such stockholder or any Stockholder Associated Person, or any other agreement, arrangement or understanding has been made by or on behalf of such stockholder or any Stockholder Associated Person, if the effect of or intent of any of the foregoing is to increase or decrease the voting power of such stockholder or any Stockholder Associated Person with respect to Company’s securities; and

(v)           any material interest of the stockholder or any Stockholder Associated Person in such business, including all arrangements, agreements and understandings with the stockholder or Stockholder Associated Person in connection with the proposed business.

Notwithstanding anything in the Bylaws to the contrary, no business shall be conducted at a stockholder meeting except as shall have been brought before the meeting in accordance with the procedures set forth in Section 1.11(b) of the Bylaws.  The Chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting and in accordance with the provisions of the Bylaws, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.  Notwithstanding the foregoing provisions of Section 1.11(b) of the Bylaws, a stockholder shall also comply with all applicable requirements of the Exchange Act, and the rules and regulations thereunder with respect to the matters set forth in Section 1.11(b) of the Bylaws.

With respect to the nomination of directors, only persons who are nominated in accordance with the procedures set forth in Section 1.11 of the Company’s Bylaws shall be eligible to serve as directors.  Nominations of persons for election to the Board of the Company may be made at a meeting of stockholders (1) pursuant to the Company’s notice of meeting, (2) by or at the direction of the Board or (3) by any stockholder of the Company who is a stockholder of record at the time of giving of notice provided for in Section 1.11(a) of the Bylaws, who shall be entitled to vote for the election of directors at the meeting and who complies with the notice procedures set forth in Section 1.11(a) of the Bylaws.  The foregoing clause shall be the exclusive means for a stockholder to make any nomination of a person or persons for the election to the Board at an annual meeting or special meeting of the stockholders.

Such nominations, other than those made by or at the direction of the Board, shall be made pursuant to timely notice in writing to the Secretary of the Company.  To be timely, a stockholder’s notice shall be delivered to or mailed and received at the principal executive offices of the Company not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year’s annual meeting of stockholders (i.e., August 13, 2013); provided, however, that in the event that the date of the annual meeting is advanced more than 30 days prior to such anniversary date or delayed more than 60 days after such anniversary date, then to be timely such notice must be received by the Company no later than the later of 70 days prior to the date of the meeting or the 10th day following the day on which public announcement of the date of the meeting was made.

With respect to special meetings of stockholders, such notice must be delivered to the Secretary not more than 90 days prior to such meeting and not later than the later of (i) 60 days prior to such meeting or (ii) 10 days following the date on which public announcement of the date of such meeting is first made by the Company.  For purposes of Section 1.11 of the Bylaws, public disclosure of the date of a forthcoming meeting may be made by the Company not only by giving formal notice of the meeting, but also by notice to a national securities exchange (if the Company’s common stock is then listed on such exchange), by filing a report under Section 13 or 15(d) of the Exchange Act (if the Company is then subject thereto), by mailing to stockholders, or by a general press release.  Such stockholder’s notice shall set forth:

(i)           as to each person whom the stockholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); and

(ii)          as to the stockholder giving the notice:

(A)  the name and address, as they appear on the Company’s books, of such stockholder and any Stockholder Associated Person (defined below) covered by clause (B) below,

(B) (1)  the class and number of shares of the Company which are, directly or indirectly, held of record or are beneficially owned by such stockholder or by any Stockholder Associated Person, (2) any Derivative Positions (defined below) held or beneficially held by the stockholder or any Stockholder Associated Person, (3) any rights to dividends of the Company that are separable from the underlying shares of the Company held by the stockholder or any Stockholder Associated Person, (4) any proportionate interest in the Company’s securities held by a partnership in which the stockholder or any Stockholder Associated Person is a general partner, either directly or indirectly, (5) any performance-related fees that such stockholder or any Stockholder Associated Person is entitled to based on any increase or decrease in the value of the Company’s securities, and (6) whether and the extent to which any hedging (including any short-interest positions) or other transaction or series of transactions have been entered into by or on behalf of such stockholder or any Stockholder Associated Person, or any other agreement, arrangement or understanding has been made by or on behalf of such stockholder or any Stockholder Associated Person, if the effect of or intent of any of the foregoing is to increase or decrease the voting power of such stockholder or any Stockholder Associated Person with respect to Company’s securities, and

(C) any proxy, contract, arrangement, understanding or relationship pursuant to which such stockholder or any Stockholder Affiliated Person has the right to vote any security of the Company.

At the request of the Board, any person nominated by the Board for election as a director shall furnish to the Secretary that information required to be set forth in a stockholder’s notice of nomination which pertains to the nominee.  No person shall be eligible to serve as a director of the Company unless nominated in accordance with the procedures set forth in Section 1.11(a) of the Bylaws.

The Chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the procedures prescribed by the Bylaws, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.  Notwithstanding the foregoing provisions of Section 1.11(a) of the Bylaws, a stockholder shall also comply with all applicable requirements of the Exchange Act, and the rules and regulations thereunder with respect to the matters set forth in Section 1.11(a) of the Bylaws.  Notwithstanding anything to the contrary therein, no provision of the Bylaws shall be deemed to prohibit or restrict the ability of the Board to fill vacancies in the membership of the Board of the Company pursuant to NRS §78.335 or pursuant to any other statutory or contractual right of the Board of the Company to fill any such vacancy.

“Stockholder Associated Person” of any stockholder means (x) any person controlling, directly or indirectly, or acting in concert with, such stockholder, (y) any beneficial owner of shares of stock of the Company owned of record or beneficially by such stockholder and (z) any person controlling, controlled by or under common control with such Stockholder Associated Person.

“Derivative Position” means any option, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares of the Company or with a value derived in whole or in part from the value of any class or series of shares of the Company, whether or not such instrument or right shall be subject to settlement in the underlying class or series of capital stock of the Company or otherwise.

Stockholder Communications

The Board welcomes communications from our stockholders. Stockholders who wish to communicate with the Board may send a letter to Aldo Petersen, Chairman of the Board, at Industriparken 22C, DK2750 Ballerup, Denmark. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Stockholder-Board Communication.” All such letters should identify the author as a security holder. All such letters will be reviewed by Mr. Petersen and submitted to the entire Board no later than the next regularly scheduled Board meeting.

Other Matters

As of the date of this Proxy Statement, the Board has no knowledge of any business which will be presented for consideration at the Meeting other than the election of the Nominees and the ratification of Gregory & Associates, LLC. Should any other matter be properly presented, it is intended that the enclosed proxy will be voted in accordance with the best judgment of the persons voting the proxies.

We file annual, quarterly and special reports, proxy statements and other information with the SEC. The public may read and copy any materials that we have filed with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an internet site that contains the reports, proxy and information statements and other information regarding the Company that we have filed electronically with the SEC. The address of the SEC’s internet site is http://www.sec.gov.

Annual Report

A copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2011, which has been filed with the SEC pursuant to the Exchange Act, is being mailed to you along with this Proxy Statement. Additional copies of this Proxy Statement and/or the Annual Report, as well as copies of any Quarterly Report may be obtained without charge upon written request to LiqTech International, Inc. at Industriparken 22C, DK2750 Ballerup, Denmark, or on the SEC’s internet website at http://www.sec.gov.

BY ORDER OF THE BOARD OF DIRECTORS

July 18, 2012	/s/ Lasse Andreassen
Lasse Andreassen
Chief Executive Officer and Director

PROXY

LIQTECH INTERNATIONAL, INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON AUGUST 13, 2012

The stockholder(s) whose signature(s) appear(s) on the reverse side of this proxy form hereby appoint(s) Aldo Petersen and Lasse Andreassen, individually or either of them as proxies, with full power of substitution, and hereby authorize(s) them to represent and vote all shares of Common Stock of the Company which the stockholder(s) would be entitled to vote on all matters which may come before the Annual Meeting of Stockholders to be held at 9:00 a.m., local time on Monday, August 13, 2012, and at any adjournment or adjournments thereof, at the corporate headquarters of the Company at Industriparken 22C, DK2750 Ballerup, Denmark.

This proxy will be voted in accordance with the instructions indicated on the reverse side of this card. If no instructions are given, this proxy will be voted FOR the proposals and in the proxies’ discretion upon such other business as may properly come before the Meeting and any adjournments or postponements thereof.

(To Be Signed on Reverse Side)

Please date, sign and mail your proxy card in the
envelope provided as soon as possible.

FOR THE MATTER SET FORTH BELOW, THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE MATTERS SUBMITTED. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED PRE PAID ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE INK AS SHOWN HERE☐☐ ☐

1.	ELECTION OF DIRECTORS. Jens Kampmann, Aldo Petersen, Lasse Andreassen, Paul Burgon, John F. Nemelka and Michael Sonneland
☐ FOR all nominees, listed above (except as specified below). ☐ WITHHOLD AUTHORITY to vote for all nominees listed above.

2.	RATIFICATION OF GREGORY & ASSOCIATES, LLC AS INDEPENDENT AUDITOR FOR LIQTECH INTERNATIONAL, INC. FOR THE FISCAL YEAR ENDING DECEMBER 31, 2012.
☐ FOR ratification of the independent auditor. ☐ AGAINST ratification of independent auditor. ☐ ABSTAIN.

INSTRUCTIONS: TO WITHHOLD AUTHORITY FOR ANY INDICATED NOMINEE, WRITE THE NAME(S) OF THE NOMINEE(S) IN THE SPACE PROVIDED:

Signature of Stockholder

Date:

Signature of Stockholder

Date:

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

LIQTECH INTERNATIONAL, INC.
Industriparken 22C
DK2750 Ballerup, Denmark

**Important Notice Regarding the Availability of Proxy Materials**

for the

2012 Annual Meeting of Stockholders

to Be Held on

August 13, 2012

The proxy statement and annual report on Form 10-K are available at www.rdgir.com/xbrl/liqtech-international-inc/20120627/liqt_def14A-062712.pdf

Meeting Information		How to Vote

Date:	August 13, 2012	To vote, simply complete and mail the proxy card in the enclosed pre paid envelope. Alternatively, you may elect to vote in person at the annual meeting. You will be given a ballot when you arrive.
Time:	9:00 AM (EST)
Location:	at the corporate headquarters of the Company at Industriparken 22C, DK2750 Ballerup, Denmark

Voting Items

The Board of Directors recommends you vote FOR the following proposals:

1.	Election of seven directors for a term of one year or until the next annual meeting of stockholders

Nominees:	Aldo Petersen Lasse Andreassen Paul Burgon John F. Nemelka Michael Sonneland Jens Kampmann

2.	Ratification of Audit Committee’s appointment of Gregory & Associates, LLC as the Company’s independent registered public accountants for the fiscal year ending December 31, 2012